UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported): July 24, 2012

Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On June 29, 2012, Rock-Tenn Company (“RockTenn”) issued a press release (the “June 29 Press Release”) that announced RockTenn would hold its quarterly conference call on Wednesday, July 25, 2012, at 9:00 a.m. ET to discuss its financial results for the third quarter of fiscal 2012 and other topics that may be raised during the discussion (the “Conference Call”).

On July 24, 2012, RockTenn issued a press release (the “July 24 Press Release”) that announced RockTenn’s financial results for the third quarter of fiscal 2012.  A copy of the July 24 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The June 29 Press Release and the July 24 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the June 29 Press Release and any relevant financial and other statistical information related to the webcast, on RockTenn’s website at www.rocktenn.com.

Item 9.01.  Financial Statements and Exhibits.

     (c)          Exhibits

                    99.1        July 24, 2012 Press Release (furnished pursuant to Item 2.02)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date:	July 24, 2012	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice-President, Chief Financial Officer
And Chief Administrative Officer (Principal Financial
Officer)
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INDEX TO EXHIBITS

Exhibit Number and Description

99.1	July 24, 2012 Press Release (furnished pursuant to Item 2.02)

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